Exhibit 99.21

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Chimera Investment Corporation (the “Company”)
BofA Securities, Inc. (the “Initial Purchaser”)
(together, the “Specified Parties”)

Re: CIM Trust 2021-J3 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file titled “CIM 2021-J3 ASF Tape 20210519 v2.xlsx” provided by the Initial Purchaser, on behalf of the Company, on May 19, 2021, containing information on 340 mortgage loans (the “Loans”) as of May 1, 2021 (the “Data File”) pertaining to a pool of mortgage loans which we were informed are intended to be included as collateral in the offering by CIM Trust 2021-J3. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.
•	The term “materiality threshold” means that amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Attributes” means the list of attributes in the Data File which were selected by the Company for us to perform procedures on, as listed in the table below.
•	The term “Source Documents” means some or all of the documents in the loan file or other electronic records which were compiled into pdf documents (which file name identification includes the Seller Loan Number), provided to us by the Company, or Initial Purchaser on behalf of the Company, including: Promissory Note, Uniform Residential Loan Application (URLA), Final Closing Disclosure, Occupancy Statement, Appraisal Report, Purchase Agreement, Addendum to Purchase Agreement, Uniform Underwriting and Transmittal Summary, PUD Rider, Title Report and Credit Report. We make no representation regarding the execution of the Source Documents by the borrower or the validity of the borrower(s) signature(s).

We were instructed by the Company to perform the following agreed-upon procedures on the Loans in the Data File.

We randomly selected 40 Loans from the Data File (the “Selected Loans.”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Loans that we were instructed to randomly select from the Data File.

A.	For each Selected Loan, we compared or recomputed the Attributes listed below in the Data File to the corresponding information in the Source Documents utilizing the Instructions and/or Recomputation Methodologies provided by the Company or Initial Purchaser, as applicable, listed below. The Source Documents are listed in the order of priority provided by the Company or Initial Purchaser.
Attribute	Source Document(s) / Instructions/ Recomputation Methodologies
Seller Loan Number	Promissory Note
Original Term to Maturity	URLA
Original Amortization Term	URLA
Original Loan Amount	Promissory Note
Original Interest Rate	Promissory Note
Current Payment Amount Due	Promissory Note
First Payment Date of Loan	Promissory Note
State	Promissory Note
City	Promissory Note
Postal Code	Promissory Note
Prepayment Penalty Total Term	Promissory Note
Occupancy	URLA, Occupancy Statement
Property Type	Appraisal Report. For Loan Number CIM2021J30118, utilize the PUD Rider
Original Appraised Property Value	Appraisal Report
Sales Price	Final Closing Disclosure, Appraisal Report, Uniform Underwriting and Transmittal Summary, Purchase Agreement, Addendum to Purchase Agreement
Loan Purpose	URLA, Final Closing Disclosure, Uniform Underwriting and Transmittal Summary. If the Loan Purpose specified the source of initiation, assume it was accurate. We did not perform any procedure on the portion of the attribute related to the Loan Purpose initiation.
Junior Mortgage Balance	Uniform Underwriting and Transmittal Summary, Title Report. For Loan Numbers CIM2021J30258 and CIM2021J30422, utilize the Credit Report.
Original LTV	Recompute by dividing (i) Original Loan Amount, by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase.
Original CLTV	Recompute by dividing (i) the sum of (a) Original Loan Amount and (b) Junior Lien Balance (if applicable), by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase.

B.	For each Selected Loan, we recomputed the Maturity Date using the First Payment Date of the Loan and the Original Term to Maturity from the Data File. We compared the results of our recomputation to the corresponding month and year in the Promissory Note.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified Attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on information included in the Data File or Source Documents, and methodologies and instructions provided by the Company, or the Initial Purchaser, on behalf of the Company, without verification or evaluation of such information, methodologies, and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Loans, (ii) the reasonableness of the information, methodologies, and instructions provided by the Company, or Initial Purchaser on behalf of the Company (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

New York, New York
May 20, 2021

Exhibit A

Selected Loan	Loan Number	Selected Loan	Loan Number[1]
1	CIM2021J30309	21	CIM2021J30256
2	CIM2021J30289	22	CIM2021J30118
3	CIM2021J30397	23	CIM2021J30412
4	CIM2021J30326	24	CIM2021J30200
5	CIM2021J30308	25	CIM2021J30258
6	CIM2021J30132	26	CIM2021J30422
7	CIM2021J30130	27	CIM2021J30065
8	CIM2021J30257	28	CIM2021J30223
9	CIM2021J30213	29	CIM2021J30105
10	CIM2021J30431	30	CIM2021J30267
11	CIM2021J30209	31	CIM2021J30436
12	CIM2021J30189	32	CIM2021J30419
13	CIM2021J30212	33	CIM2021J30418
14	CIM2021J30318	34	CIM2021J30391
15	CIM2021J30124	35	CIM2021J30180
16	CIM2021J30115	36	CIM2021J30382
17	CIM2021J30328	37	CIM2021J30208
18	CIM2021J30194	38	CIM2021J30325
19	CIM2021J30291	39	CIM2021J30178
20	CIM2021J30012	40	CIM2021J30254

[1] The Company has assigned a unique 13-digit Loan Number to each Loan in the Data File. The Loan Numbers referred to in this Exhibit are not the Customer Account Numbers.

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